EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of March 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	Mid 40's	Gulf of Mexico	Apr. 05
ENSCO 64	MLT Enhn. 53-S	350	Shipyard		Gulf of Mexico	Unknown	Reviewing damage from Hurricane Ivan
ENSCO 68	MLT 116-CE	400	Pogo Producing	Low 60's	Gulf of Mexico	Mar. 05	Next to ExxonMobil to May 05, low 60's, plus option
ENSCO 69	MLT 84-S	400	LLOG	High 40's	Gulf of Mexico	Apr. 05	Next to Sterling Energy to Apr. 05, mid 50's
ENSCO 74	MLT Super 116-C	400	Spinnaker	Mid 60's	Gulf of Mexico	May 05	Plus option, next to Dominion to Aug. 05, low 70's
ENSCO 75	MLT Super 116-C	400	Devon Energy	Low 60's	Gulf of Mexico	Apr. 05
ENSCO 81	MLT 116-C	350	BP	High 60's	Gulf of Mexico	Apr. 05	Well to well
ENSCO 82	MLT 116-C	300	ChevronTexaco	Mid 60's	Gulf of Mexico	Mar. 05	Next to EOG to May 05, mid 60's
ENSCO 83	MLT 82 SD-C	250	ExxonMobil	Mid 40's	Gulf of Mexico	Apr. 05	Well to well, market rate
ENSCO 84	MLT 82 SD-C	250	Apache	Mid 40's	Gulf of Mexico	May 05
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	High 40's	Gulf of Mexico	Apr. 05	Well to well, market rate
ENSCO 87	MLT 116-C	350	Seneca	Mid 50's	Gulf of Mexico	Mar. 05	Next to Walter to May 05, high 50's, then to shipyard to late 05
ENSCO 89	MLT 82 SD-C	250	LLOG	Mid 40's	Gulf of Mexico	Mar. 05	Next to shipyard to Aug. 05
ENSCO 90	MLT 82 SD-C	250	Santos	Mid 40's	Gulf of Mexico	Apr. 05	Next to Apache to Aug. 05, low 50's
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Low 50's	Gulf of Mexico	Apr. 05	Plus options
ENSCO 98	MLT 82 SD-C	250	Houston Exploration	Low 50's	Gulf of Mexico	Apr. 05	Well to well
ENSCO 99	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	May 05
ENSCO 105	KFELS MOD V-B	400	Millennium	High 60's	Gulf of Mexico	Jun. 05

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of March 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Semisubmersible
ENSCO 7500	Dynamically Positioned	8000	Dominion	110-120	Gulf of Mexico	Apr. 05	Next to Anadarko to Jul. 05, low 160's, then to Chevron to Jul. 07, mid 180's
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Jun. 05
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Mar. 05
ENSCO 29	3000 HP API		Taylor	Mid 20's	Gulf of Mexico	Nov. 05	Plus options
South America

ENSCO II	Barge Rig		Shell	Mid 30's	Lake Maracaibo	Oct. 05	Plus options
ENSCO III	Barge Rig		ChevronTexaco	Mid 30's	Lake Maracaibo	Mar. 05
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Mar. 05
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo
Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 50's	Denmark	Apr. 05	Next 2 weeks shipyard inspection, then expect to work to Jun. 05, high 60's, then expect to work to Dec. 05, mid 70's, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 40's	Denmark	Aug. 05	Working accommodation mode, rate increases Jul./Aug., mid 60's
ENSCO 72	Hitachi K1025N	225	ExxonMobil	Low 50's	UK	Mar. 05	Next 3 weeks in shipyard, then expect to work to Jun. 05, market rate, plus option
ENSCO 80	MLT 116-CE	225	ADTI/Newfield	High 50's	UK	Apr. 05	Next to Tullow to Jun. 05, mid 70's, then expect to work to Jun. 06, market rate
ENSCO 85	MLT 116-C	225	BHPB	Mid 70's	UK	Apr. 05	Market rate, plus options
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 70's	UK	Aug. 05	Market rate, plus options
ENSCO 101	KFELS MOD V-A	400	ConocoPhillips	Mid 80's	Denmark	Mar. 05	Next 2 week shipyard inspection, then expect to work to May 05, high 70's, then to Centrica to Aug. 05, mid 80's
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of March 15, 2005

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 80's	Nigeria	Feb. 07	Plus option
Asia Pacific
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Low 60's	India	Sep. 05	Plus option
ENSCO 53	F&G 780 Mod II	300	British Gas	Mid 60's	India	Dec. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Aug. 07	Plus options
ENSCO 76	MLT Super 116-C	350	Shipyard		Gulf of Mexico	Aug. 08	Next relocate to Aramco in Saudi Arabia for work starting Aug. 05, low 100's, plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 50's	Qatar	Aug. 05	Plus option
ENSCO 94	Hitachi 250-C	250	Ras Gas	Low 50's	Qatar	Jun. 05	Next to shipyard for 2 months w/ standby rate avg. low 40's, then operating rate mid 50's to Dec. 07, plus options
ENSCO 95	Hitachi 250-C	250	PPL	Mid 60's	Pakistan	May 05	Next to shipyard, then to Aramco in Saudi Arabia mid Jul. 05 to Jul. 08, mid 70's, plus options
ENSCO 96	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Aug. 05	Plus options
ENSCO 97	MLT 82 SD-C	250	QPD	Low 50's	Qatar	Mar. 05	Next to Dubai Petroleum in U.A.E. to Jun. 05, mid 50's, plus options
Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	Mid 50's	Brunei	Feb. 08	Rate adjusted semi-annually from Feb. 05
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Nov. 05	Plus options
ENSCO 56	F&G 780 Mod II	300	ROC/Apache	Mid 70's	Australia	Sep. 05	Next to shipyard, then to Shell Todd in New Zealand mid Jan. 06 to Jan. 07, high 70's, plus options
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	May 05	Next expect to work to Jul. 05 in Thailand, low 60's
ENSCO 67	MLT 116-CE	400	Shipyard		Singapore	Jul. 05	Next expect to work in Australia to Feb. 06, mid 90's, plus options
ENSCO 102	KFELS MOD V-A	400	Esso	Low 90's	Australia	Jun. 05	Plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 100's	E. Timor	Mar. 05	Next to shipyard, then expect to work May 05 to Aug. 05 in Indonesia, mid 80's
ENSCO 106	KFELS MOD V-B	400	Apache	Mid 80's	Australia	Feb. 06	Mid 80's to high 90's to Aug. 05, then low 100's, plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Late 05- early 06

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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